UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2010

TANGER FACTORY OUTLET CENTERS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408
(Address of principal executive offices) (Zip Code)

(336) 292-3010
(Registrants' telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Tanger Factory Outlet Centers, Inc.'s (the "Company") Amended and Restated Incentive Award Plan (referred to as the "Incentive Award Plan") was approved by the Option Committee of the Board of Directors on December 29, 2008 (as modified on March 19, 2009). On February 23, 2010, the Company's Board of Directors approved, subject to shareholder approval, an amendment to the Incentive Award Plan to increase the aggregate number of shares authorized for issuance under the plan from 6,000,000 shares to 7,700,000 shares and to increase the annual individual award limit from 120,000 shares to 360,000 shares for equity awards and from $1,000,000 to $2,000,000 for cash performance awards. A more extensive discussion of the amendment to the Incentive Award Plan is contained in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2010. As shown below in Item 5.07 of this Current Report on Form 8-K, shareholder approval was obtained.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 14, 2010 the Company held its Annual Meeting of Shareholders. The first matter on which the common shareholders voted was the election of seven directors to serve until the next Annual Meeting of Shareholders. The results of the voting are as shown below:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Jack Africk	32,227,727	507,308	3,199,009
Steven B. Tanger	32,330,759	404,276	3,199,009
William G. Benton	32,246,252	488,783	3,199,009
Bridget Ryan Berman	32,623,872	111,162	3,199,009
Thomas E. Robinson	31,032,952	1,702,083	3,199,009
Allan L. Schuman	32,616,496	118,538	3,199,009
Stanley K. Tanger	32,260,762	474,272	3,199,009

The second matter on which the common shareholders voted was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010. The results of the voting are as shown below:

Votes For	Votes Against	Abstain
34,998,206	913,844	21,993

The third matter on which the common shareholders voted was the amendment to the Amended and Restated Incentive Award Plan to increase the aggregate number of shares authorized for issuance under the plan from 6,000,000 shares to 7,700,000 shares and to increase the annual individual award limit from 120,000 shares to 360,000 shares for equity awards and from $1,000,000 to $2,000,000 for cash performance awards. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,529,292	7,184,566	21,177	3,199,009

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1 Press release announcing the election of directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2010

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr. Executive Vice President, Chief Financial Officer & Secretary

______________________________________________________________________ _______________

EXHIBIT INDEX

Exhibit No.

99.1	Press release announcing the election of directors and officers.

2